                                         EXHIBIT 99.19

                        UNITED STATES BANKRUPTCY COURT
                        NORTHERN DISTRICT OF CALIFORNIA




IN RE:  TAL WIRELESS NETWORKS, INC.               CASE NO: 97-58435 MM
                                                  ------------------------------

                                                  CHAPTER 11
                                                  MONTHLY OPERATING REPORT
                                                  (GENERAL BUSINESS CASE)

                        SUMMARY OF FINANCIAL STATUS

MONTH ENDED                  February, 1999
                        -------------------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).


                                                                   END OF      END OF       AS OF
                                                                  CURRENT      PRIOR      PETITION
2.  ASSET/LIABILITY SUMMARY                                        MONTH       MONTH       FILING
                                                                   -----       -----       -------
      Current Assets (Market Value)                             $219,169      $140,389    $245,867
                                                             ------------ ------------- ----------
      Total Assets (Market Value)                             $3,219,169    $3,440,389  $5,665,985
                                                             ------------ ------------- ----------
      Current Liabilities                                       $192,287      $173,797          $0
                                                             ------------ ------------- ----------
      Total                                                   $5,659,322    $5,640,832  $5,467,035
                                                             ------------ ------------- ----------



                                                                                         PETITION
                                                               CURRENT        PRIOR       DATE TO
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH        MONTH         MONTH      MONTH END
                                                                -----         -----      ---------
      a.  Total Receipts                                      $100,000              $0    $257,213
                                                             ---------    ------------  ----------
      b.  Total Disbursements                                  $1,220              $43     $54,525
                                                             ---------    -------------  ---------
      c.  Excess (Deficiency) of Receipts Over
          Disbursements (a - b)                               $98,780              ($43)  $202,688
                                                             ---------    -------------  ---------
      d.  Cash Balance Beginning of Month                    $120,389         $120,432
                                                             ---------    -------------
      e.  Cash Balance End of Month (c + d)                  $219,169         $120,389
                                                             ---------    -------------
                                                             ---------    -------------

4.  POST-PETITION LIABILITIES & RECEIVABLES                 RECEIVABLES                 LIABILITIES
                                                            -----------                 -----------
      Balance at End of Previous Month                             $0                     $173,797
                                                             ----------                 -----------
      Balance at End of Current Month                              $0                     $192,287
                                                             ----------                 -----------

5.  PAST DUE POST-PETITION LIABILITIES
      Balance at End of Previous Month (over                       $0
      30 days)
                                                             ----------
      Balance at End of Current Month (over                        $0
      30 days)
                                                             ----------

                                                                                                             YES     NO
                                                                                                             ---     --
6.  Are all federal, state, and local taxes current? (if no, attach
    schedule of unpaid items)                                                                                X
                                                                                                         --------- -------
7.  Have any payments been made to pre-petition creditors, other than payments in the normal course to secured
    creditors or lessors? (if yes, attach listing including date of payment,
    amount of payment and name of payee)                                                                              X
                                                                                                         --------- -------
8.  Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of
    payment, amount and reason for payment, and name of
    payee)                                                                                                            X
                                                                                                         --------- -------
9.  Have any payments been made to professionals? (if yes, attach listing
    including date of payment, amount of payment and name of payee)                                                   X
                                                                                                         --------- -------
10. If you answered yes to line 7,8, or 9, were all such payments
    approved by the court?                                                                                  N/A
                                                                                                         --------- -------
11. Is the estate insured for replacement cost of assets and for general
    liability?                                                                                              N/A
                                                                                                         --------- --------
12. Are U.S. Trustee quarterly fees current?                                                                 X
                                                                                                         --------- --------

    I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

     Date:   March 17, 1999                    /s/ Richard J Redett
             -----------------    --------------------------------------------
                                                        Responsible Individual

                           BALANCE SHEET
                      (GENERAL BUSINESS CASE)

                  FOR THE MONTH ENDED  February, 1999
                                       ---------------

                            ($         )
                            ------------


        ASSETS

                                                                              FROM SCHEDULES            MARKET VALUE
                                                                              --------------           -------------
          CURRENT ASSETS
    1       Cash and cash equivalents - unrestricted                                                             $219,169
                                                                                                  ------------------------
    2       Cash and cash equivalents - restricted                                                                     $0
                                                                                                  ------------------------
    3       Accounts receivable (net)                                              A                                   $0
                                                                                                  ------------------------
    4       Inventory                                                              B                                   $0
                                                                                                  ------------------------
    5       Prepaid expenses                                                                                           $0
                                                                                                  ------------------------
    6       Other:
                    ----------------------------------------------------                          ------------------------
    7
            ------------------------------------------------------------                          ------------------------

    8           TOTAL CURRENT ASSETS                                                                             $219,169
                                                                                                  ------------------------
       PROPERTY AND EQUIPMENT (MARKET VALUE)
    9       Real property                                                          C                                   $0
                                                                                                  ------------------------
   10       Machinery and equipment                                                D                                   $0
                                                                                                  ------------------------
   11       Furniture and fixtures                                                 D                                   $0
                                                                                                  ------------------------
   12       Office equipment                                                       D                                   $0
                                                                                                  ------------------------
   13       Leasehold improvements                                                 D                                   $0
                                                                                                  ------------------------
   14       Vehicles                                                               D                                   $0
                                                                                                  ------------------------
   15       Other:                                                                 D
                    ----------------------------------------------------                          ------------------------
   16                                                                              D
            ------------------------------------------------------------                          ------------------------
   17                                                                              D
            ------------------------------------------------------------                          ------------------------
   18                                                                              D
            ------------------------------------------------------------                          ------------------------
   19                                                                              D
            ------------------------------------------------------------                          ------------------------

   20           TOTAL PROPERTY AND EQUIPMENT                                                                           $0
                                                                                                  ------------------------

       OTHER ASSETS
   21       Notes receivable-net of allowances                                                                 $3,000,000
            ------------------------------------------------------------                          ------------------------
   22       Investment-NST                                                                                             $0
            ------------------------------------------------------------                          ------------------------
   23       Investment-subs                                                                                            $0
            ------------------------------------------------------------                          ------------------------
   24       Accounts receivable-intercompany net of allowances                                                         $0
            ------------------------------------------------------------                          ------------------------
   25           TOTAL OTHER ASSETS                                                                             $3,000,000
                                                                                                  ------------------------
   26           TOTAL ASSETS                                                                                   $3,219,169
                                                                                                  ------------------------
                                                                                                  ------------------------

         NOTE:
                 Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                                      LIABILITIES AND EQUITY
                                      (GENERAL BUSINESS CASE)

                                             ($        )
                                               --------

         LIABILITIES
            POST-PETITION                                                     FROM SCHEDULES
                                                                              --------------
          CURRENT LIABILITIES
   27         Salaries and wages
                                                                                                  -----------------------
   28         Payroll taxes
                                                                                                  -----------------------
   29         Real and personal property taxes
                                                                                                  -----------------------
   30         Income taxes
                                                                                                  -----------------------
   31         Notes payable (short term)
                                                                                                  -----------------------
   32         Accounts payable (trade)                                              A
                                                                                                  -----------------------
   33         Real property lease arrearage
                                                                                                  -----------------------
   34         Personal property lease arrearage
                                                                                                  -----------------------
   35         Accrued professional fees                                                                         $192,287
                                                                                                  -----------------------
   36         Current portion of long-term debt (due within 12
              months)
                                                                                                  -----------------------
   37         Other:
                                 ---------------------------------------------                    -----------------------
   38
                  ------------------------------------------------------------                    -----------------------
   39
                  ------------------------------------------------------------                    -----------------------
   40         TOTAL CURRENT LIABILITIES                                                                         $192,287
                                                                                                  -----------------------
   41     LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                  -----------------------
   42         TOTAL POST-PETITION LIABILITIES                                                                   $192,287
                                                                                                  -----------------------
      PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
   43         Secured claims                                                        E                           $100,000
                                                                                                  -----------------------
   44         Priority unsecured claims                                             E                           $101,776
                                                                                                  -----------------------
   45         General unsecured claims                                              E                         $5,265,259
                                                                                                  -----------------------
   46         TOTAL PRE-PETITION LIABILITIES                                                                  $5,467,035
                                                                                                  -----------------------
   47         TOTAL LIABILITIES                                                                               $5,659,322
                                                                                                  -----------------------
      EQUITY (DEFICIT)
   48             Preferred Stock                                                                                $80,000
                  ------------------------------------------------------------                    -----------------------
   49             Common Stock                                                                                   $28,846
                  ------------------------------------------------------------                    -----------------------
   50             Additional Paid-In Capital                                                                 $18,461,441
                  ------------------------------------------------------------                    -----------------------
   51             Accumulated Deficit                                                                      ($20,975,697)
                  ------------------------------------------------------------                    -----------------------
   52     Market value adjustment                                                                              ($34,743)
                                                                                                  -----------------------
   53         TOTAL EQUITY (DEFICIT)                                                                        ($2,440,153)
                                                                                                  -----------------------
   54         TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                         $3,219,169
                                                                                                  -----------------------
                                                                                                  -----------------------

                                         SCHEDULES
                                  (GENERAL BUSINESS CASE)
                                        ($         )
                                           --------

                                        SCHEDULE A
                             ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                                            ACCOUNTS     ACCOUNTS PAYABLE        PAST DUE
         Receivables and Payables Ageings                                 RECEIVABLE    [POST PETITION]     POST PETITION DEBT
                                                                        -------------   -----------------   --------------------

            0 -30 Days
                                                                        -------------   -----------------
            31-60 Days
                                                                        -------------   -----------------
            61-90 Days                                                                                                        $0
                                                                        -------------   -----------------   --------------------
            91+ Days
                                                                        -------------   -----------------
            Total accounts receivable/payable                                      $0                  $0
                                                                        -------------   -----------------
            Allowance for doubtful accounts                             -------------   -----------------
            Accounts receivable (net)                                             $0
                                                                        -------------
                                                                        -------------


                                                   SCHEDULE B
                                         INVENTORY/COST OF GOODS SOLD



         TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD
         ----------------------------------                              ------------------
                                                  INVENTORY(IES)       Inventory Beginning of Month
                                                    BALANCE AT                                              --------------------
                                                   END OF MONTH        Add -
                                                   ------------
         Retail/Restaurants-                                                   Net purchases
                                                                                                            --------------------
            Product for resale                                                 Direct labor
                                               ----------------------                                       --------------------
                                                                               Manufacturing
                                                                               overhead
                                                                                                            --------------------
         Distribution-                                                         Freight in
                                                                                                            --------------------
            Product for resale                                                 Other:
                                               ---------------------
                                                                               ------------------------     --------------------
         Manufacturer-
                                                                               ------------------------     --------------------
            Raw
            materials
                                               ----------------------
            Work-in-progress                                           Less -
                                               ----------------------
            Finished                                                           Inventory End of
            goods                                                              Month
                                               ----------------------                                       ------------------------
                                                                               Shrinkage
                                                                                                            ------------------------
         Other-                                                                Personal Use
                                               ----------------------                                       ------------------------
            Explain
                     ------------------------
                                                                       Cost of Goods Sold                                        $0
            ---------------------------------                                                               ------------------------
                                                                                                            ------------------------
                 TOTAL                                            $0
                                               ----------------------
                                               ----------------------
         METHOD OF INVENTORY CONTROL                                     INVENTORY VALUATION METHODS
         ---------------------------                                     ---------------------------
         Do you have a functioning perpetual                             Indicate by a checkmark method of inventory
         inventory system?                                               valuation used.
                                Yes              No
                                    ----            ---
         How often do you take a complete physical                       Valuation methods -
         inventory?
                                                                                 FIFO cost
                                                                                                   -------------------
            Weekly                                                               LIFO cost
                                    ----                                                           -------------------
            Monthly                                                              Lower of cost or
                                    ----                                             market
            Quarterly                                                                              -------------------
                                    ----                                         Retail method
            Semi-annually                                                                          -------------------
                                    ----
            Annually
                                    ----
                                                                                 Other -
                                                                                                   -------------------
         Date of last physical                         Unknown                       Explain
         inventory was
                                                       ---------------
                                                                                     -----------------------------------
         Date of next physical inventory is             N/A
                                                       ---------------               -----------------------------------


                                                SCHEDULE C
                                             REAL PROPERTY


            DESCRIPTION                                                              COST                     MARKET VALUE
            -----------                                                              ----                     ------------
            None
            ----------------------------------------------------------        --------------------       ------------------------

            ----------------------------------------------------------        --------------------       ------------------------

            ----------------------------------------------------------        --------------------       ------------------------

            ----------------------------------------------------------        --------------------       ------------------------
                 TOTAL                                                                         $0                             $0
                                                                              --------------------       ------------------------
                                                                              --------------------       ------------------------
                                                  SCHEDULE D
                                           OTHER DEPRECIABLE ASSETS
            DESCRIPTION                                                              COST                     MARKET VALUE
            MACHINERY & EQUIPMENT -

            ----------------------------------------------------------        --------------------       ------------------------

            ----------------------------------------------------------        --------------------       ------------------------

            ----------------------------------------------------------        --------------------       ------------------------

            ----------------------------------------------------------        --------------------       ------------------------
                 TOTAL                                                                         $0                             $0
                                                                              --------------------       ------------------------
                                                                              --------------------       ------------------------
            FURNITURE & FIXTURES -

            ----------------------------------------------------------        --------------------       ------------------------

            ----------------------------------------------------------        --------------------       ------------------------

            ----------------------------------------------------------        --------------------       ------------------------

            ----------------------------------------------------------        --------------------       ------------------------
                 TOTAL                                                                         $0                             $0
                                                                              --------------------       ------------------------
                                                                              --------------------       ------------------------
            OFFICE EQUIPMENT -

            ----------------------------------------------------------        --------------------       ------------------------

            ----------------------------------------------------------        --------------------       ------------------------

            ----------------------------------------------------------        --------------------       ------------------------
                 TOTAL                                                                         $0                             $0
                                                                              --------------------       ------------------------
                                                                              --------------------       ------------------------
            LEASEHOLD IMPROVEMENTS -

            ----------------------------------------------------------        --------------------       ------------------------

            ----------------------------------------------------------        --------------------       ------------------------

            ----------------------------------------------------------        --------------------       ------------------------

            ----------------------------------------------------------        --------------------       ------------------------
                 TOTAL                                                                         $0                             $0
                                                                              --------------------       ------------------------
                                                                              --------------------       ------------------------
            VEHICLES -

            ----------------------------------------------------------        --------------------       ------------------------

            ----------------------------------------------------------        --------------------       ------------------------

            ----------------------------------------------------------        --------------------       ------------------------

            ----------------------------------------------------------        --------------------       ------------------------
                 TOTAL                                                                         $0                             $0
                                                                              --------------------       ------------------------
                                                                              --------------------       ------------------------

                                                    SCHEDULE E
                                            PRE-PETITION LIABILITIES


                                                                                       CLAIMED                      ALLOWED
         LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                    AMOUNT                     AMOUNT (b)
                                                                               --------------------       -----------------------
           Secured claims  (a)                                                             $100,000
                                                                               --------------------       -----------------------
           Priority claims other than taxes
                                                                               --------------------       -----------------------
           Priority tax claims                                                            $101,776
                                                                               --------------------       -----------------------
           General unsecured claims                                                     $5,265,259
                                                                               --------------------       -----------------------

            (a)      List total amount of claims even if under secured.

            (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed
                     Amount.

                                     SCHEDULE F
                              RENTAL INCOME INFORMATION
                      Not Applicable to General Business Cases.

                               STATEMENT OF OPERATIONS
                               (GENERAL BUSINESS CASE)
                             FOR THE MONTH ENDED  February, 1999
                                                  -----------------
                              $
                               ----------------



              CURRENT MONTH                                                                          CUMULATIVE        NEXT MONTH
------------------------------------------                                                         (CASE TO DATE)       FORECAST
 ACTUAL        FORECAST      VARIANCE                                                          -------------------     ----------
 ------        --------      --------
                                             REVENUES
                                    $0     1  Gross Sales                                                   $7,000
-----------  ------------  ------------                                                        --------------------    ----------
                                    $0     2  less: Sales Returns & Allowances
-----------  ------------  ------------                                                        --------------------    ----------
                                    $0     3  Net Sales                                                     $7,000            $0
-----------  ------------  ------------                                                        --------------------    ----------
                                    $0     4  less: Cost of Goods Sold      (Schedule "B")                 $68,271
-----------  ------------  ------------                                                        --------------------    ----------
                                    $0     5  Gross Profit                                                ($61,271)            $0
-----------  ------------  ------------                                                        --------------------    ----------
                                    $0     6  Interest                                                         $92
-----------  ------------  ------------                                                        --------------------    ----------
                                           7  Other Income:
                                    $0     8  Miscellaneous                                                   $996
-----------  ------------  ------------       -----------------------------------------------  --------------------    ----------
                                    $0     9  Insurance Settlement                                        $130,000
-----------  ------------  ------------       -----------------------------------------------  --------------------    ----------

        $0            $0            $0    10       TOTAL REVENUES                                          $69,817             $0
-----------  ------------  ------------                                                        --------------------    ----------


                                             EXPENSES
                                    $0    11  Compensation to Owner(s)/Officer(s)
-----------  ------------  ------------                                                        --------------------    ----------
                                    $0    12  Salaries/Commissions
-----------  ------------  ------------                                                        --------------------    ----------
                                    $0    13  Management Fees
-----------  ------------  ------------                                                        --------------------    ----------
                                    $0    14  Depreciation
-----------  ------------  ------------                                                        --------------------    ----------
                                    $0    15  Taxes:
-----------  ------------  ------------                                                        --------------------    ----------
                                    $0    16       Employer Payroll Taxes
-----------  ------------  ------------                                                        --------------------    ----------
                                    $0    17       Real Property Taxes
-----------  ------------  ------------                                                        --------------------    ----------
                                    $0    18       Other Taxes
-----------  ------------  ------------                                                        --------------------    ----------
                                    $0    19  Other Selling
-----------  ------------  ------------                                                        --------------------    ----------
                                    $0    20  Other Administrative                                          $1,820
-----------  ------------  ------------                                                        --------------------    ----------
                                    $0    21  Write-off Investment Subs                                   $112,618
-----------  ------------  ------------                                                        --------------------    ----------
                                          22  Other Expenses:
                                    $0    23  Storage Rental                                                $3,251
-----------  ------------  ------------       -----------------------------------------------  --------------------    ----------
                                    $0    24  Accounting                                                    $1,510
-----------  ------------  ------------       -----------------------------------------------  --------------------    ----------
                                    $0    25  Press Release                                                   $725
-----------  ------------  ------------       -----------------------------------------------  --------------------    ----------
                                    $0    26  Telecommunications                                            $5,015
-----------  ------------  ------------       -----------------------------------------------  --------------------    ----------
      $720                      ($720)    27  SEC Reporting                                                 $6,590
-----------  ------------  ------------       -----------------------------------------------  --------------------    ----------
                                    $0    28  Litigation Costs                                              $1,193
-----------  ------------  ------------       -----------------------------------------------  --------------------    ----------
                                    $0    29  Write-off of Accounts Receivable                             $55,156
-----------  ------------  ------------       -----------------------------------------------  --------------------    ----------
                                    $0    30  Writedown of Notes Receivable                             $2,000,000
-----------  ------------  ------------       -----------------------------------------------  --------------------    ----------

      $720            $0        ($720)    31       TOTAL EXPENSES                                       $2,187,878             $0
-----------  ------------  ------------                                                        --------------------    ----------

    ($720)            $0        ($720)    32 SUBTOTAL                                                  ($2,118,061)            $0
-----------  ------------  ------------                                                         --------------------   ----------

                                             REORGANIZATION ITEMS
   $18,470                   ($18,470)    33   Professional Fees                                           $300,343
-----------  ------------  ------------                                                         --------------------   -----------
                                    $0    34   Provisions for Rejected Executory
                                               Contracts
-----------  ------------  ------------                                                         --------------------   -----------
                                               Interest Earned on Accumulated Cash
                                    $0    35        Resulting from Chp 11 Case
-----------  ------------  ------------                                                         --------------------   -----------
                                    $0    36   Gain or (Loss) from Sale of Equipment                         $4,592
-----------  ------------  ------------                                                         --------------------   -----------
      $500                      ($500)    37   US Trustee Fees                                               $1,750
-----------  ------------  ------------        ----------------------------------------------   --------------------   -----------
  $220,000                  ($220,000)    38   Loss from Sale of Investments                               $220,000
-----------  ------------  ------------        ----------------------------------------------   --------------------   -----------

  $238,970            $0    ($238,970)    39        TOTAL REORGANIZATION ITEMS                             $517,501             $0
-----------  ------------  ------------                                                         --------------------   -----------

($239,690)            $0    ($239,690)    40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES             ($2,635,562)            $0
-----------  ------------  ------------                                                         --------------------   -----------
                                    $0    41       Federal & State Income Taxes
-----------  ------------  ------------                                                         --------------------   -----------

($239,690)            $0    ($239,690)    42 NET PROFIT (LOSS)                                          ($2,635,562)            $0
-----------  ------------  ------------                                                         --------------------   -----------
-----------  ------------  ------------                                                         --------------------   -----------


EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Effective 1/1/95


                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS

                             (GENERAL BUSINESS CASE)

                     FOR THE MONTH ENDED    February, 1999
                                         ---------------------



CASH BALANCE BEGINNING OF MONTH                                                                                 $120,389
                                                                                                   ----------------------

CASH RECEIPTS  (1)                                                                                              $100,000
                                                                                                   ----------------------

CASH DISBURSEMENTS  (1)                                                                                           $1,220
                                                                                                   ----------------------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                               $98,780
                                                                                                   ----------------------

CASH BALANCE END OF MONTH                                                                                       $219,169
                                                                                                   ----------------------
                                                                                                   ----------------------




RECAPITULATION OF FUNDS HELD AT END OF MONTH
--------------------------------------------
                                                      ACCOUNT 1                ACCOUNT 2                 ACCOUNT 3
                                                      ---------                ---------                 ---------

BANK                                             Wells Fargo              Mallesons Stephen Jaques
                                                 ---------------------    -----------------------------------------------
ACCOUNT TYPE                                     Checking                 Trust Account
                                                 ---------------------    ---------------------    ----------------------
ACCOUNT NO.                                      0114-458243
                                                 ---------------------    ---------------------    ----------------------
ACCOUNT PURPOSE                                  General                  Litigation Turst
                                                 ---------------------    ---------------------    ----------------------

BALANCE, END OF MONTH                                        $202,934                  $16,235
                                                 ---------------------    ---------------------    ----------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                         $219,169
                                                 --------------------
                                                 --------------------



(1) Excluding bank transfers between your accounts.



Effective 1/1/95